

2012 Investor Day

February 14, 2012

Orlando, Fla.

Forward Looking Statements

This presentation contains "forward-looking statements" within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about revenue, organic revenue, earnings per share, margin expansion and cash flow, as well as other statements about our expectations, hopes, intentions, or strategies regarding the future, are forward-looking statements. These statements relate to future events and our future results, and involve a number of risks and uncertainties. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Any statements that refer to beliefs, expectations, projections or other characterizations of future events or circumstances and other statements that are not historical facts are forward-looking statements.

Actual results, performance or achievement could differ materially from those contained in these forward-looking statements. The risks and uncertainties that forward-looking statements are subject to include without limitation: changes and conditions in general economic, business and political conditions, including the possibility of intensified international hostilities, acts of terrorism, and changes and conditions in either or both the United States and international lending, capital and financial markets; the effect of legislative initiatives or proposals, statutory changes, governmental or other applicable regulations and/or changes in industry requirements, including privacy regulations; the effects of our substantial leverage which may limit the funds available to make acquisitions and invest in our business; the risks of reduction in revenue from the elimination of existing and potential customers due to consolidation in or new laws or regulations affecting the banking, retail and financial services industries or due to financial failures or other setbacks suffered by firms in those industries; changes in the growth rates of the markets for core processing, card issuer, and transaction processing services; failures to adapt our services and products to changes in technology or in the marketplace; internal or external security breaches of our systems, including those relating to the theft of personal information and computer viruses affecting our software or platforms, and the reactions of customers, card associations and others to any such future events; the failure to achieve some or all of the benefits that we expect from acquisitions; our potential inability to find suitable acquisition candidates or finance such acquisitions, which depends upon the availability of adequate cash reserves from operations or of acceptable financing terms and the variability of our stock price, or difficulties in integrating past and future acquired technology or business' operations, services, clients and personnel; competitive pressures on product pricing and services including the ability to attract new, or retain existing, customers; an operational or natural disaster at one of our major operations centers; and other risks detailed in "Risk Factors" and other sections of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and other filings with the SEC.

Other unknown or unpredictable factors also could have a material adverse effect on our business, financial condition, results of operations and prospects. Accordingly, readers should not place undue reliance on these forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Except as required by applicable law or regulation, we do not undertake (and expressly disclaim) any obligation and do not intend to publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise.

FIS

Use of Non-GAAP Measures

Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future.

These non-GAAP measures include:

- Adjusted revenue
- Organic revenue
- Adjusted earnings before interest, taxes, depreciation and amortization (EBITDA)
- Adjusted net earnings
- Free cash flow and adjusted free cash flow

These non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP financial measures. Further, FIS' non-GAAP measures may be calculated differently from similarly titled measures of other companies.

Additional information about these non-GAAP measures is provided in the appendix to this presentation. Reconciliations to the related GAAP measures are provided in the Investor Relations section of the FIS Web site, www.fisglobal.com.

Agenda

Topic	Speaker
Strategic positioning	Frank Martire, chief executive officer
Driving superior performance	Gary Norcross, chief operating officer
Driving shareholder value	Mike Hayford, chief financial officer
Q & A	Executive panel
Topic tables	Business leaders





Frank Martire

President and CEO

Strategic positioning

Agenda

Key strengths

Our strategy

Focused on performance



Why Invest in FIS?

- Market leadership
- High recurring revenue, stable growth
- Strong EPS growth
- Strong cash generation
- Value enhancing capital allocation

FIS Today

Global Scale

Revenue	$5.7B
EBITDA	$1.7B
Operating cash flow	$1.2B
Clients	14,000
Countries	100+
Employees	33,000

Market Leadership

#1 ON THE 2011 FINTECH 100

FORTUNE 500

The Forbes Global 2000

BARRON'S

Growing Global Presence



Europe

- Established core and payment provider
- 2,000 employees

North America

- Market leader
- Core and payment solutions
- 15,000 employees

Latin America

- #1 card processor in Brazil
- 10,000 employees

Asia Pacific

- Growing core and payments presence
- 6,000 employees

Strong Track Record of Execution 2008 – 2011

($B except per share data)


Revenue:
Predictable
>80% recurring
$3.4
$5.7
20% CAGR
2008
2011
EBITDA:
High margins with
opportunity to expand
$0.8
Margin 24.6%
$1.7
Margin 29.4%
27% CAGR +480bps
2008
2011
EPS:
Mid-teens
EPS growth
$1.50
$2.27
15% CAGR
2008
2011

Note: Data for 2008 reflects FIS reported results.
Refer to www.investor.fisglobal.com for reconciliation of GAAP to non-GAAP items.

First in Financial Technology

**Clients:
Partner of Choice**

- Client focused
- Domain expertise
- Thought leadership
- Innovation

Build Relationships

**Employees:
Employer of Choice**

- Top industry talent
- Results oriented
- Career advancement

Make the Difference

**Investors:
Investment of Choice**

- Financial performance
- Disciplined capital allocation
- Superior value creation

Maximize Returns



Agenda

Key strengths

Our strategy

Focused on performance



Focus Shifting from Acquisition and Integration to Optimization


Strategic Evolution
2003 – 2009
2009 – 2011
2012 – 2015
Acquire
Integrate and Build Global Scale
Optimize Performance

Four Point Strategy to Drive Superior Performance

1. Expand client relationships
2. Buy, build or partner to add solutions to cross sell
3. Lead market through transformation
4. Continuous improvements to drive margin expansion



Expand Client Relationships


Europe
North America
Latin America
Asia Pacific
RBC
BARCLAYS
BARCLAYS
ING
nab
nab
intuit

Expand Client Relationships


North America
RBC
BMO Harris Bank
BARCLAYS
FIRST NIAGARA
People's United Bank
Fifth Third Bank
Hancock Bank
intuit
Cathay Bank
nab

Expand Client Relationships


Europe
nab
BARCLAYS
ING
North America
Latin America
Asia Pacific
nab

FIS

Expand Client Relationships


North America
Bradesco
Latin America
Asia Pacific
nab
nab

Expand Client Relationships


North America
Union Bank
Asia Pacific
Latin America
Woolworths Limited
nab

Buy, Build or Partner to Add Solutions to Cross Sell

Existing Solutions

- Broadest range of products and services



New Solutions

- Continue to invest for growth
- Provide innovative products to our clients
- Help clients compete more effectively





New Growth Drivers

Lead Market through Transformation

Transform the way financial institutions do business

FIS leads the way

- Thought leadership
- Strong domain expertise
- Leading technology solutions



Continuous Improvements to Drive Margin Expansion

- Day-to-day execution
- Annual budget cycle
- Targeting 30 bps to 50 bps expansion per year


24.6%
29.4%
2008
2011
2015

FIS

Agenda

Key strengths

Our strategy

Focused on performance



FIS

Well Positioned for Continued Growth

- Organic revenue growth
- Margin expansion
- Adjusted EPS growth
- Operating cash flow



Focused on Driving Value

Strong Business Fundamentals

- High recurring revenue, stable growth
- Margin expansion
- Strong EPS growth
- Strong cash flow

+

Focused Use of Cash Flow

- Debt repayment
- Dividends
- Share repurchases

Enhanced Returns





Driving Performance

Gary Norcross

Chief Operating Officer

Agenda

Market positioning

Strategic execution

Driving superior performance



FIS

FIS Enjoys Broad Market Coverage


Non-FI
Leverages solution set
15%
N.A. Community (<$10B)
Strong competitive position
37%
International
Market differentiator
20%
28%
N.A. Large FI (>$10B)
Leading market position

Comprehensive Solutions across All Market Segments

	<$10B North America	>$10 North America	International
Market Attributes	• Large number of institutions • Single-source buyers • Fully-integrated technology **2012 projected spend: $24B** **Moderate growth opportunity**	• ~100 institutions • Sophisticated buyers • Increased services spend **2012 projected spend: $59B** **Higher growth opportunity**	• In-house developed • Limited outsourcing to-date • Complicated architectures **2012 projected spend: $131B** **Highest growth opportunity**
FIS Advantages	• Strong market position • Highly rated products • Increasing market share	• Increasing market strength • Unmatched combination of assets and services • Unique ability to deliver complex solutions	• Global distribution network • Expanded product offerings • Size and scale to compete effectively

Source: Gartner, IDC, Company Estimates. Includes technology, hardware, software and services.

Unparalleled Distribution Capability


Europe
• 2,000 employees
North America
• 15,000 employees
Asia Pacific
• 6,000 employees
Latin America
• 10,000 employees

14,000+ Clients • 650+ Sales Professionals

Market Dynamics Play to Our Strengths

Market Dynamics

- Continued regulatory intervention
- Increasing competitive pressures
- Ongoing profitability pressures
- Stringent capital requirements
- Inefficiencies of historical decisions

FIS Opportunity

Increased demand for packaged solutions, technology outsourcing and more flexible resource models







Ongoing Market Shift to Outsourcing


<$10B North America
>$10B North America
International
Third-party Solutions
Transformative Services
Solution Outsourcing
Application Outsourcing
Point-to-point Solutions
Internal Build and Deliver
Past Evolution
Current Evolution
Future Evolution

Market Trends Create Opportunities for FIS

Leveraging FIS' Strengths

Well positioned in key markets	Market dynamics drive opportunities	Ongoing shift to outsourcing
Broad market coverage, global distribution network, unmatched solution portfolio	Ongoing need for innovation and efficiency improvements	Increased demand for packaged solutions and services across all markets

Driving Growth for FIS

Agenda

Market positioning

Strategic execution

Driving superior performance



Successful Execution Drives Profitable Growth

1. **Solutions**
   - Leverage our **Fundamental Business**
   - Develop high-growth **Innovation**
   - Deliver **Services** around intellectual property

2. **Segment**
   - Further penetrate **Large Financial Institutions**

3. **Geography**
   - Increase presence **Internationally**



FIS Strengths
Segment
2
Geography
3
NORTH AMERICA
EMEA
LATAM
APAC
1
Solutions
Size of Institution
Capabilities

FIS

Ongoing Innovation through Disciplined **Portfolio Management**


Solutions
Mature
Established Solutions
Traditional R&D
• Integrated Cores
• Traditional Payments
Product Maturity
Immature
Immature
Market Maturity
Mature

Includes: next generation core, all channel, loyalty, internet banking, bill payment, fraud, compliance, and mobile

Ongoing Innovation through Disciplined **Portfolio Management**


Solutions
Mature
Product Maturity
Immature
Established Solutions
Traditional R&D
• Integrated Cores
• Traditional Payments
Emerging Solutions
Develop and Acquire
• Next Generation Core
• Integrated Channels
• Integrated Fraud
GIFTS
COMPLIANCE COACH
Immature
Market Maturity
Mature

Includes: next generation core, all channel, loyalty, internet banking, bill payment, fraud, compliance, and mobile

Ongoing Innovation through Disciplined **Portfolio Management**


Solutions
Mature
Product Maturity
Immature
Established Solutions
Traditional R&D
• Integrated Cores
• Traditional Payments
Emerging Solutions
Develop and Acquire
• Next Generation Core
• Integrated Channels
• Integrated Fraud
GIFTS
COMPLIANCE COACH
Early Stage Solutions
Partner and Invest
• Emerging Channels
• Emerging Payments
Immature
Market Maturity
Mature

Includes: next generation core, all channel, loyalty, internet banking, bill payment, fraud, compliance, and mobile

Ongoing Innovation through Disciplined Portfolio Management


Solutions
Mature
Established Solutions
Traditional R&D
• Integrated Cores
• Traditional Payments
Product Maturity
Emerging Solutions
Develop and Acquire
• Next Generation Core
• Integrated Channels
• Integrated Fraud
GIFTS
COMPLIANCE COACH
15% of Revenue
Early Stage Solutions
Partner and Invest
• Emerging Channels
• Emerging Payments
Immature
Immature
Market Maturity
Mature

FIS

Includes: next generation core, all channel, loyalty, internet banking, bill payment, fraud, compliance, and mobile

Fundamental Business Provides a Platform for Growth

Fundamental Strengths

- Longstanding client relationships
- Steady recurring revenue
- Leveragable intellectual property
- Scalable distribution

FIS Focus

- Expanding client relationships
- Ongoing product investment
- Leading market through transformation

Global Scale that Supports

70M+ credit cards

75M+ debit cards

6M+ bill pay accounts

4.8M+ consumer e-banking accounts

1.5M+ mobile end-points

Innovation Continues to Make an Impact

Favorable Market Characteristics

- Pace of adoption is accelerating
- Trend to buy versus build internally
- High-growth revenue

FIS Focus

- Continued focus on development, partnership, investment and acquisition
- Expedite strategic integration across platforms
- Continue to leverage our global distribution network

FIS Innovation Revenue ($M)


11% CAGR
$1,000
$800
$600
$400
$200
$0
2009
2010
2011
2012
Targets

15% of company revenue growing at 2X overall growth rate

Includes next generation core, all channel, loyalty, internet banking, bill payment, fraud, compliance and mobile

Market Dynamics Creating Demand for **Services**

Market Characteristics

- Increased demand for professional services around intellectual property
- Requires unique combination of assets and services
- Growing acceptance

FIS Focus

- Leverage industry-leading technology
- Leverage core competencies
- Expand share of wallet
- Deliver compelling value proposition

2008 – 2011 Services Revenue ($M)


$1,000
$800
$600
$400
$200
$0
25% CAGR
Capco
2008
2009
2010
2011

Includes application management, integration services, information technology outsourcing and consulting

Note: Reflects FIS and Metavante pro forma 2008 and 2009 revenue.

Leader in the **Large Financial Institutions** Market

Market Characteristics

- Strategy-based investment decisions
- Trend to buy versus build internally
- Growing need to streamline processes and technology environment

FIS Focus

- Continue to expand established relationships
- Leverage technology, human capital and consultative resources to solve business challenges
- Align sales force with opportunity

Institutions >$10B Drive 73% of Total Spend


<$10B
Large Financial Institutions
>$10B

Significant opportunity to gain greater share of wallet

Source: Celent IT Spending in Banking: A Global Perspective (January 2012) and IDC September 2011. IT spending includes hardware, software and technology services.

Unmatched **International** Distribution and Scale

Market Characteristics

- Trend to outsourcing
- In-house legacy solutions are unsustainable
- Innovative solutions needed
- Interoperability of systems lacking

FIS Focus

- Focus on countries with scale and stability
- Achieve deeper penetration in existing markets
- Continued investment in global sales force

FIS International Revenue


18% CAGR
2008
2011
2015

Strong Platform for Growth

Solution Breadth and Expertise Have Been Built Strategically over Many Years


FIS
fiserv.
Jack henry & ASSOCIATES INC
accenture
IBM
TEMENOS
ORACLE
TATA
Infosys
Industry Vertical Technologies
International
>$10B North America
<$10B North America
Services
ITO/BPO/ Integration
Consulting

Solutions/Services • Markets • Geography

Agenda

Market landscape

Strategic execution

Driving superior performance



Focus Shifting from Acquisition and Integration to Optimization


Strategic Evolution
2003 – 2009
2009 – 2011
2012 – 2015
Optimize Performance
Acquire
Integrate and Build Global Scale

Optimizing Performance

Revenue	Scale	Cost Management
• Value-based pricing • Focus on client experience • Enhanced sales tools • Aligning resources with opportunity	• Resource realignment • Technology efficiency • Product consolidation • Infrastructure • Leverage development	• Strategic sourcing • Proactively manage discretionary spend • Leverage procurement

Focused on Driving 30 to 50 bps Annual Margin Expansion

Well Positioned to Drive Superior Performance

- Unparalleled global distribution
- Ability to build and deliver products
- Transformational capabilities
- Margin expansion

Superior Performance





FIS



Driving Shareholder Value

Mike Hayford

Chief Financial Officer

Agenda

Compelling business model

Financial targets

Capital allocation framework



Business Model Is Compelling

1. High recurring, stable revenue streams
2. Sustainable, consistent growth



3. Strong EPS growth
4. Strong cash generation

Broad Market Coverage Enhances Growth Opportunities


Non-FI
Leverages solution set
15%
International
Market differentiator
20%
U.S. Community (<$10B)
Strong competitive position
37%
U.S. Enterprise (>$10B)
Leading market position
28%

Mission Critical Systems Generate High Recurring Revenue ($M)

Strong Mix of Recurring Revenue[1]


Professional Services
14%
3% Software
1% Other
82%
Processing and Maintenance

Processing and Maintenance Provide Stable Revenue Base[2]


$M
$4,800
$4,400
$4,000
2008
2009
2010
2011

(1) Reflects FY 2011 revenue mix.
(2) Reflects FIS and Metavante pro forma 2008 and 2009 revenue.

Recurring Demand throughout Recession



$M
$1,000
$800
$600
$400
$200
$0
2008
2009
2010
2011
Capco
Professional Services
Software

Note: Reflects FIS and Metavante pro forma 2008 and 2009 revenue.

Strong Performance Despite Challenging Environment

($B except per share data)

Revenue:
Predictable
>80% recurring



$5.7
20%
CAGR
$3.4
2008
2011

EBITDA:
High margins with
opportunity to expand



$1.7
Margin
29.4%
27%
CAGR
+480bps
$0.8
Margin
24.6%
2008
2011

EPS:
Mid-teens
EPS growth



$2.27
15%
CAGR
$1.50
2008
2011

Note: Refer to www.investor.fisglobal.com for reconciliation of GAAP to non-GAAP items.

Significant Cash Generation Enables Growth and Flexibility

Operating Cash Flow


($M)
$1,200
$800
$400
$0
2008
2009
2010
2011

Value Enhancing Uses of Cash

- Reinvest in the business
- Target 2.0x to 2.5x debt-to-EBITDA
- Dividends
- Repurchases
- Acquisitions



Data for 2008 and 2009 reflects FIS reported results; Metavante included prospectively from date of acquisition.
Refer to www.investor.fisglobal.com for reconciliation of GAAP to non-GAAP items.

Agenda

Compelling business model

Financial targets

Capital allocation framework

Change Creates Opportunities for FIS

Market Dynamic

- Steadily improving economy
- Continued regulatory intervention
- Competitive pressures
- Consolidation, primarily <$10B market
- European uncertainty

Opportunities

- **Requires investment spending**
- **Demand for leveraged technology solutions**







2012 to 2015 Outlook – Growth Is Sustainable

($M, except per share data)

	2012 – 2015 CAGR
Organic Revenue	+4% to 7%
Adjusted EBITDA margin	+30 to 50 bps per year
Adjusted EPS	+12% to 15%
Operating cash flow	~ $5B cumulative
Debt-to-EBITDA	2.0x to 2.5x

FIS

Refer to www.investor.fisglobal.com for reconciliation of GAAP to non-GAAP items.



Continuous Improvement to Drive Margin Expansion


Cost Management
Leveraged Scale
Reinvested Savings
Revenue Mix
Attrition/ Pricing
Baseline
Targeting 30 bps to 50 bps Annually

Note: Illustrative purpose only.

2012 Outlook – Continued Growth

	2012 Outlook
Organic revenue growth	3% to 5%
EBITDA growth	5% to 7%
Margin expansion	40 bps to 80 bps
Earnings per share, as adjusted	$2.47 to $2.57
Free cash flow conversion	~ adjusted net earnings



Refer to www.investor.fisglobal.com for reconciliation of GAAP to non-GAAP items.

2012 Segment Revenue Growth Outlook

	2012 Targets Organic Growth
Financial Solutions	Mid single digit
Payment Solutions	Low single digit
International Solutions	10%+
Consolidated	3% to 5%

Agenda

Compelling business model

Financial targets

Capital allocation framework



Focus Shifting from Acquisition and Integration to Optimization


Strategic Evolution
2003 – 2009
2009 – 2011
2012 – 2015
Acquire
Integrate and Build Global Scale
Optimize Performance

Balanced Capital Allocation

Over $800M Returned to Shareholders 2008 – 2011
Dividends and Share Repurchases


Dividends
Acquisitions
Capital Expenditures
Share Repurchases



Note: Normal course share repurchases and dividends, excludes 2009 acquisition of Metavante and 2010 $2.5 billion tender offer repurchase.

Prior Acquisitions Have Added Product, Scale, Market Breadth

	2007 – 2011			
	EFD	MV	Capco	All Other
Scale	✓	✓		
Add product capability	✓	✓		✓
New market	✓	✓	✓	
Improve competitive positioning	✓	✓	✓	✓
International presence	✓		✓	✓

Acquisitions Will Be Product Focused

Strategic Rationale

- Buy products to cross sell
- Increase speed-to-market
- Expand market opportunities

Targeted Financial Measures

- Return on invested capital
- Solid financial performance and outlook
- Accretive to organic growth and EPS
- $10M to $100M purchase price

Drive Organic Growth and Competitive Differentiation



FIS

$5 Billion in Projected Cumulative Cash from Operations 2012 – 2015[1]

Expected Uses of Cash


Additional Capacity(2)
Capital Expenditures
Debt Repayment
Share Repurchases
Dividends

FIS

(1) Net cash provided by operating activities, before capital expenditures
(2) Share repurchases, small acquisitions, dividend growth, debt repayment

Investing for Growth

- Leveraging development assets on a global basis
  - 5% of revenue in 2011 vs. 6% of revenue in 2008
- Developing products for high-opportunity markets
- Investing in information security

Capital Expenditures


$M
$400
$200
$0
2008
2009
2010
2011

Deleveraging the Balance Sheet

- Minimal near-term mandatory repayments other than Term Loan A
- Refinancing event for Term Loan A and Revolver by mid-2013
- Targeted 2.0x to 2.5x debt-to-EBITDA achievable in near-term (1)


Reducing Leverage
$M
$5,500
$5,000
$4,500
$4,000
3.2x
2.8x
~2.5x
2010
2011
2012E

(1) Assumes combination of 2012 mandatory debt repayments and EBITDA growth

Enhancing Shareholder Return

- 2.8% yield(1)
  - $0.80 per share annually
  - 4x increase
- Favorable to S&P 500 average
- Demonstrates confidence in continued growth and free cash flow generation
- Underscores management confidence in business model through economic cycle
- Provides consistent return of cash to shareholders


Increased Dividend
(Yield)
0.7%
2.2%
2.8%
FIS 2011
S&P 500
FIS 2012

(1) Based on closing share price as of February 9, 2012.

Capacity for Meaningful Share Repurchases

- Share repurchase authorization increased to $1.0B
  - Replaces November 2011 authority, of which ~$361M remains
  - Effective through 12/31/15

- Capacity to repurchase ~12% of outstanding stock assuming current share price

- Additional capacity for share repurchases based on cash flow projections


FIS
FIS
NYSE

Why Invest in FIS?

- Market leadership
- High recurring revenue, stable growth
- Strong EPS growth
- Strong cash generation
- Value enhancing capital allocation







Q & A





Closing Remarks

Frank Martire

President and Chief Executive Officer



Thank You



Appendix

2012 Assumptions	Estimated
Net interest expense	$240M to $250M
Effective tax rate	~34%
Average diluted shares	~295M
Minority interest	~$20M

FIS

Non-GAAP Financial Measures

Organic Revenue and Adjusted Revenue
Organic revenue (2011 and 2010 comparative data) includes reported revenue plus pre-acquisition revenue for companies acquired during the applicable reporting periods. Organic revenue excludes the impact of foreign currency fluctuation in 2011, the impact of deferred revenue purchase accounting and a settlement related to the card processing joint venture in Brazil in 2010.

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)
Adjusted EBITDA (2011 comparative data) excludes a net benefit related to adjustments from the Capco acquisition.

Adjusted EBITDA (2008 comparative data) excludes the impact of merger and acquisition and integration expenses, LPS spin-off related costs, accelerated stock compensation charges associated with merger and acquisition activity, asset impairment charges and certain other costs.

Adjusted Net Earnings and Adjusted Net Earnings Per Share
Adjusted net earnings (2011 comparative date) exclude the after-tax impact of acquisition related amortization, a non-cash charge related to an other than temporary decline in the market value of investments, debt refinancing costs and a net benefit related to adjustments from the Capco acquisition.

Adjusted net earnings per share is equal to adjusted net earnings divided by the weighted average diluted shares outstanding.

Free Cash Flow
Free cash flow (2011 comparative data) is GAAP operating cash flow less capital expenditures.

FIS